Exhibit 10.40

DATED 8th October 2008

LIVERPOOL SCHOOL OF TROPICAL MEDICINE

acting on behalf of the A-WOL CONSORTIUM (1)

and

COMBINATORX INCORPORATED (2)

and

COMBINATORX (SINGAPORE) PTE. LTD (3)

ACCESSION AGREEMENT INTRODUCING A NEW MEMBER TO

THE A-WOL CONSORTIUM

WALKER MORRIS

Kings Court

12 King Street

LEEDS

LS1 2HL

Tel: 0113 2832500

Fax: 0113 2459412

Ref: LIV.200-3

THIS AGREEMENT is made on 8th October 2008

This Accession Agreement relates to the A-WOL Consortium – Consortium Agreement relating to Anti-symbiotic Treatment of Filariasis Consortium effective on 1 January 2008 (“Consortium Agreement”).

(1)	LIVERPOOL SCHOOL OF TROPICAL MEDICINE a company limited by guarantee and incorporated in England and Wales (No: 83405) and being registered charity (No: 222655) whose registered office is situated at Prembroke Place, Liverpool, L3 5QA, United Kingdom (LSTM);

(2)	COMBINATORX INCORPORATED, a corporation incorporated in Delaware, USA whose principal place of business is 245 First Street, 16th Floor, Cambridge, MA 02142, USA; and

(3)	COMBINATORX (SINGAPORE) PTE. LTD. a company registered in Singapore and being a subsidiary company of CombinatoRx Incorporated, whose principal place of business is 11 Biopolis Way, Helios #08-05, Singapore 138667.

CombinatoRx Incorporated and CombinatoRx (Singapore) Pte. Ltd shall be referred to collectively as “New Member”.

1	A-WOL CONSORTIUM

1.1	The New Member was a member of the A-WOL Consortium pursuant to the Interim Consortium Agreement dated 25 April 2007 (“Interim Agreement”). The parties hereby agree and acknowledge that the Interim Agreement is deemed to expire on 31 March 2008 as between LSTM and the New Member only. The parties (except in respect of the New Member) agree and acknowledge that the Effective Date of the Consortium Agreement is 1 January 2008 and Clause 2.1 of the Consortium Agreement shall be amended accordingly.

1.2	The New Member hereby consents to become a party to the Consortium Agreement and agrees to be bound by the terms of the Consortium Agreement and accepts all the rights and obligations of a party starting on 1 April 2008.

1.3	Notwithstanding the provisions of Clause 5 of the Consortium Agreement, LSTM, for and on behalf of the other parties to the A-WOL Consortium and the New Member hereby agree that the intellectual property obligations of the New Member and LSTM shall be governed in accordance with the Co-ownership Agreement between LSTM and the New Member with an effective date of 1 April 2008 and Clause 5 of the Consortium Agreement shall not apply to the New Member.

1.4	LSTM for and on behalf of the other parties to the Consortium Agreement hereby certifies that the parties to the Consortium Agreement have accepted in the meeting held in October 2008 the accession of the New Party on the terms of this Accession Agreement.

1.5	Any definitions used in this Accession Agreement shall have the meaning ascribed to them in the Consortium Agreement.

2	PUBLICATION PERIOD

2.1	LSTM for and on behalf of the other parties to the Consortium Agreement (as agreed in the meeting held in October 2008 and the New Member, hereby agree that the time periods for publication under Clauses 6.2 and 6.3 of the Consortium Agreement shall be extended from twenty one (21) days to thirty (30) days and the Consortium Agreement shall be amended accordingly.

3	DISPUTE RESOLUTION PROCEDURE

3.1	LSTM for and on behalf of the other parties to the Consortium Agreement (as agreed in the meeting held in October 2008 and the New Member, hereby agree that the dispute resolution procedure in Schedule 5 paragraph 5 of the Consortium Agreement shall be amended to include the following procedure:

3.1.1	In the event of any dispute between the parties arising in connection with this Agreement, the parties shall use their best endeavours to promptly and amicably resolve such dispute in good faith. However if they are unable to do so through informal discussion and negotiation and the A-WOL Management Committee, parties agree that such dispute, if it relates to scientific disagreements over the Project Research (a “Scientific Dispute”), shall be submitted to the Senior Executive Office who will have the power of veto. If the parties are unable to resolve such dispute and such dispute is not a Scientific Dispute, then any party may forthwith give notice (“Dispute Notice”) to the other party that it wishes such dispute to be referred to a designated senior officer of each of the parties.

3.1.2	In any event of a Dispute Notice being served, each of the parties shall within fourteen (14) days of the service of such Dispute Notice prepare and circulate to the designated senior officer of each of the parties a memorandum or other form of statement setting out its position on the matter in dispute and its reasons for adopting that position. Each memorandum or statement shall be considered by the designated senior officers of each of the parties who shall endeavour to resolve the dispute. If designated senior offices of each of the parties agree upon a resolution or disposition of the matter, they shall each sign a statement which sets out the terms of their agreement.

3.1.3	In the event the designated senior officers of each of the parties are unable to resolve a dispute that is not Scientific Dispute within sixty (60) days of its being referred to them, the parties shall refer the matter to an independent expert with knowledge in pharmaceutical product development jointly selected by the designated senior offices of each of the parties (the “Expert”).

3.1.4	In the event the designated senior offices of each of the parties cannot agree upon the designation of the Expert, the parties shall request the International Chamber of Commerce (ICC) to select the Expert. In each case, the Expert shall be selected having regard to his/her suitability to determine the particular dispute or difference on which the Expert is being requested to determine.

3.1.5	Unless otherwise agreed between the designated senior offices of each of the parties, the following rules shall apply to the appointment of the Expert. The fees of the ICC and the Expert shall be shared equally by the parties. The Expert shall be entitled to inspect and examine all documentation and any other material which the Expert may consider to be relevant to the dispute. The Expert shall afford each party a reasonable opportunity (in writing or orally) of stating reasons in support of such contentions as each party may wish to make relative to the matters under consideration. The Expert shall give notice in writing of his determination to the parties within such stipulated in his terms of appointment or in the absence of such stipulation as soon as practicable but in any event within four (4) weeks from the reference of the dispute or difference to him/her.

3.1.6	Any determination by the Expert of a dispute or difference shall not be binding on the parties and the parties shall be entitled to pursue their legal rights in accordance with Section 12.11 of the Consortium Agreement.

4	GOVERNING LAW

4.1	This Accession Agreement shall be governed by and construed in accordance with English law. The parties irrevocably agree that the courts of England have exclusive jurisdiction to decide and to settle any dispute or claim arising out of or in connection with this Accession Agreement.

5	COUNTERPARTS

5.1	This Accession Agreement may be executed in one (1) or more counterparts by the parties, each of which, when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same instrument, provided that this Accession Agreement shall be of no force and effect until the counterparts are exchanged. Signatures may be exchanged by facsimile or electronic means with original signatures to follow by post. Each of the parties agrees to be bound by its own facsimile or electronic form signature and that is accepts the facsimile or electronic form signature of the other party.

THIS ACCESSION AGREEMENT is executed as a DEED by the parties on the date first written above.

EXECUTED as a DEED by

LIVERPOOL SCHOOL OF TROPICAL MEDICINE

for and on behalf of the A-WOL CONSORTIUM

Signature /s/ S. A. Ward	Signature /s/ R. E. Holland
Name S. A. Ward	Name R. E. Holland
Title: Director	Title: Company Secretary
Date 10/3/2008	Date 10/6/2008

EXECUTED as a DEED by

COMBINATORX, INCORPORATED

Signature /s/ Alexis Borisy	Signature /s/ Jason F. Cole
Name Alexis Borisy	Name Jason F. Cole
Title: President and Chief Executive Officer	Title: Secretary
Date 10/8/2008	Date 10/8/2008

EXECUTED as a DEED by

COMBINATORX (SINGAPORE) PTE. LTD.

Signature /s/ Ralf Altmeyer	Signature /s/ Esther Au
Name Ralf Altmeyer	Name Esther Au
Title: President and Director	Title: Company Secretary
Date 10/8/2008	Date 10/8/2008